EXHIBIT 99.2

Q4 Fiscal Year 2017 Financial Highlights For the quarter ended January 31, 2017 March 8, 2017

This document includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non - GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non - GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non - GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales , income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency ”) , sales adjusted for the impact of the exit of certain country operations, non - GAAP selling, general and administrative expenses (“SG&A”), non - GAAP operating income, non - GAAP operating margin, non - GAAP net income, non - GAAP earnings per diluted share and Return on Invested Capital. These non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non - GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non - GAAP financial measures Non - GAAP Financial Information

Worldwide Q4 FY17: • Worldwide reported net sales of $7.4 billion decreased 1 % year - over - year and increased 14% sequentially. • On a constant currency basis worldwide net sales increased 2% year - over - year and increased 18% sequentially. -0.04 -0.02 0 0.02 0.04 0.06 0.08 0.1 0.12 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Americas $2.7 $2.4 $2.7 $2.6 $2.7 Europe $4.8 $3.6 $3.7 $3.9 $4.7 Reported Y/Y Growth 2% 1% -3% 1% -1% Adjusted Y/Y Growth⁽¹⁾ 11% 2% -2% 4% 2% Net Sales 3 $ in Billions 6 4% 36% $7.5 60% 40% $6.0 ⁽¹ ⁾ Adjusted for the impact of changes in foreign currencies ; Q4 FY16 and Q1 FY17 adjusted sales growth also excludes sales generated in Chile, Peru and Uruguay due to the Company’s exit from those countries. 58% 42% $6.4 60% 40% $6.5 $7.4 6 4% 36%

Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Americas $2.7 $2.4 $2.7 $2.6 $2.7 Reported Y/Y growth 5% 2% -3% 2% 0% Adjusted y/y growth⁽¹⁾ 11% 4% -2% 2% 0% $2.7 $2.4 $2.7 $2.6 $2.7 -4% -2% 0% 2% 4% 6% 8% 10% 12% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $ in Billions Net Sales Americas Q4 FY17: • Americas reported net sales of $2.7 billion were flat year - over - year and increased 4% sequentially. • On a constant currency basis, Americas’ net sales were flat year - over - year and increased 4% sequentially. 4 ⁽¹ ⁾ Adjusted for the impact of changes in foreign currencies ; Q4 FY16 and Q1 FY17 adjusted sales growth also excludes sales generated in Chile, Peru and Uruguay due to the Company’s exit from those countries.

$ in Billions Net Sales Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Europe $4.8 $3.6 $3.7 $3.9 $4.7 Reported Y/Y growth 0% 1% -4% 1% -1% Y/Y CC growth⁽¹⁾ 11% 1% -2% 5% 3% $4.8 $3.6 $3.7 $3.9 $4.7 -5% -3% -1% 1% 3% 5% 7% 9% 11% 13% 15% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Europe 5 Q4 FY17: • Europe’s reported net sales of $4.7 billion declined 1 % year - over - year and increased 22% sequentially. • On a constant currency basis, Europe’s net sales increased approximately 3% year - over - year and approximately 27% sequentially. ⁽¹ ⁾ CC: constant currency

6 $354.6 $298.6 $316.5 $315.8 $371.0 4.74% 5.01% 4.98% 4.87% 5.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $200.0 $220.0 $240.0 $260.0 $280.0 $300.0 $320.0 $340.0 $360.0 $380.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Gross Profit Gross Margin $ in Millions Quarterly Results Q4 FY17: • Gross profit of $371.0 million increased $16.4 million or 5% compared to the prior - year quarter. • Gross profit margin increased 26 basis points from the prior - year quarter. • On a constant currency basis, gross profit increased approximately 8% compared to the prior - year quarter. $ in Millions Gross Profit and Margin Worldwide

$237.8 $241.1 $238.4 $234.7 $248.9 3.18% 4.04% 3.75% 3.62% 3.35% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Non-GAAP SG&A exp $237.8 $241.1 $238.4 $234.7 $248.9 Non-GAAP SG&A % 3.18% 4.04% 3.75% 3.62% 3.35% GAAP SG&A exp $244.0 $246.5 $243.8 $240.0 $253.9 GAAP SG&A % 3.26% 4.13% 3.84% 3.70% 3.42% $ in Millions (1) Non - GAAP SG&A excludes acquisition - related amortization of intangibles expenses. See GAAP to Non - GAAP reconciliation in the appendix. SG&A Expenses (Non - GAAP) (1) Worldwide Q4 FY17: • Non - GAAP SG&A expenses of $248.9 million increased $11.1 million or 5 % compared to the prior - year quarter. • Non - GAAP SG&A as a percentage of net sales increased 17 basis points from the prior - year quarter . • GAAP depreciation and amortization expense was $13.2 million compared to $14.7 million in the prior - year quarter. • On a constant currency basis, non - GAAP SG&A expenses increased approximately 7% compared to the prior - year quarter. 7

$116.8 $57.6 $78.1 $81.1 $122.1 1.56% 0.97% 1.23% 1.25% 1.64% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Non-GAAP Operating Income $116.8 $57.6 $78.1 $81.1 $122.1 Non-GAAP Operating Margin 1.56% 0.97% 1.23% 1.25% 1.64% GAAP Operating Inc $145.2 $52.6 $73.4 $62.9 $103.1 GAAP Operating Mrgn. 1.94% 0.88% 1.15% 0.97% 1.39% $ in Millions ⁽ ¹ ⁾ See the GAAP to Non - GAAP reconciliation in the appendix. 8 Operating Income (Non - GAAP) (1) Worldwide Q4 FY17: • Worldwide non - GAAP operating income of $122.1 million increased $5.3 million or 5% compared to the prior - year quarter . • Worldwide non - GAAP operating margin improved 8 basis points from the prior - year quarter. • On a constant currency basis, non - GAAP operating income increased approximately 8% compared to the prior - year quarter.

$38.8 $31.4 $38.8 $42.5 $47.4 1.44% 1.32% 1.45% 1.62% 1.75% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $10.0 $20.0 $30.0 $40.0 $50.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Non - GAAP Operating Income⁽²⁾ $38.8 $31.4 $38.8 $42.5 $47.4 Non - GAAP Operating Margin⁽²⁾ 1.44% 1.32% 1.45% 1.62% 1.75% GAAP Operating Income⁽¹⁾ $73.6 $31.3 $41.2 $32.4 $39.3 GAAP Operating Margin⁽¹⁾ 2.73% 1.31% 1.54% 1.24% 1.45% (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions 9 Operating Income (Non - GAAP) (1)(2) The Americas Q4 FY17: • The Americas’ non - GAAP operating income of $47.4 million increased $ 8.6 million or 22% compared to the prior - year quarter. • Non - GAAP operating margin improved 31 basis points over the prior - year quarter.

10 $81.5 $29.8 $43.1 $42.2 $77.7 1.70% 0.83% 1.17% 1.09% 1.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Non - GAAP Operating Income⁽²⁾ $81.5 $29.8 $43.1 $42.2 $77.7 Non - GAAP Operating Margin⁽²⁾ 1.70% 0.83% 1.17% 1.09% 1.65% GAAP Operating Income⁽¹⁾ $75.1 $24.9 $35.9 $34.0 $66.7 GAAP Operating Margin⁽¹⁾ 1.57% 0.70% 0.98% 0.88% 1.41% (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions Operating Income (Non - GAAP) (1)(2) Europe Q4 FY17: • Europe’s non - GAAP operating income of $77.7 million declined $3.8 million or 5% compared to the prior - year quarter. • Non - GAAP operating margin declined 5 basis points from the prior - year quarter. • On a constant currency basis, non - GAAP operating income increased approximately 1% compared to the prior - year quarter.

$80.9 $37.0 $50.3 $50.9 $87.0 $2.29 $1.05 $1.42 $1.44 $2.45 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Non-GAAP Net Income $80.9 $37.0 $50.3 $50.9 $87.0 Non-GAAP EPS - diluted $2.29 $1.05 $1.42 $1.44 $2.45 GAAP Net Income $96.1 $33.4 $46.4 $36.5 $78.8 GAAP EPS - diluted $2.72 $0.94 $1.31 $1.03 $2.22 Weighted Average Shares Outstanding - Diluted 35,305 35,370 35,378 35,449 35,512 (1) See the GAAP to non - GAAP reconciliation in the appendix. 11 $ in Millions, except EPS Net Income and EPS (Non - GAAP) (1) Worldwide Q4 FY17: • Excluding non - GAAP adjustments, the effective tax rate was 25.2%, compared to 24.3% in the prior - year quarter. • Non - GAAP net income of $87.0 million increased $6.1 million or 8 % compared to the prior - year quarter . • Non - GAAP Earnings per diluted Share of $2.45 increased $0.16 or 7 % compared to the prior - year quarter. • On a constant currency basis, non - GAAP net income increased approximately 12 % compared to the prior - year quarter. • On a constant currency basis, non - GAAP earnings per diluted share improved approximately 11% compared to the prior - year quarter .

12 Cash Metrics Worldwide - $32 $276 - $91 $27 $445 -$150 -$50 $50 $150 $250 $350 $450 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Cash Flow from Operations Cash Conversion Cycle $ Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Days of Sales Outstanding 37 39 39 40 37 Days of Supply 27 34 32 33 27 Days of Purchases Outstanding (44) (51) (49) (51) (49) Cash Conversion Cycle 20 22 22 22 15 Q4 FY17: • Net cash generated by operations was $445 million. • For the fiscal year, the company generated $657 million in cash from operations. • The cash balance at the end of the quarter was $2.1 billion. • Funds available for use under credit facilities were approximately $990 million at the end of Q4. $ in Millions

15% 15% 15% 15% 39% Q4FY16 Q1FY17 Q2FY17 Q3FY17 Q4FY17 Debt $367 $367 $362 $365 $1,363 Equity $2,006 $2,135 $2,108 $2,092 $2,170 Debt to Total Capital ratio 15% 15% 15% 15% 39% Debt to Total Capital 13 $ in Millions Balance Sheet Highlights Worldwide Q4 FY17: • Accumulated other comprehensive loss, which consists of currency translation, net of applicable taxes, was $75 million • Capital expenditures were $8.4 million. • At January 31, 2017, the company had $2.2 billion of equity, and 35.2 million shares outstanding resulting in book value of $61.60 per share. • The company had $279 million of goodwill and acquired intangibles resulting in tangible book value of $53.67 per share. $

10% 11% 13% 14% FY14 FY15 FY16 FY17 • Company’s Weighted Average Cost of Capital is approximately 9% (2) (1) See reconciliation of ROIC calculation in appendix. (2) Source: Bloomberg, February 28, 2017. 14 Return on Invested Capital (1) Worldwide $

Total may not foot due to rounding. 15 Product Mix Worldwide • In Q4 FY17, the following vendors represented 10% or more of consolidated net sales: • Apple 24% • HP Inc. 12% Products FY17 (% of total net sales) Broadline Notebooks, Tablets, Desktops, Printers & Supplies Components 47% Data Center Industry Standard Servers, Proprietary Servers, Networking, Storage 21% Software Virtualization, Cloud, Security, Desktop Applications, Operating Systems, Utilities Software 17% Mobility Mobile Phones, Accessories 11% Consumer Electronics TVs, Digital Displays, Consumer A/V Devices Network - Attached Consumer Devices 3% Services Less than 1% Company estimates for the 12 - months ended January 31, 2017.

APPENDIX GAAP to Non - GAAP Reconciliations

A - 1 Three months ended January 31, 2016 April 30, 2016 July 31, 2016 October 31, 2016 January 31, 2017 (In thousands) Net Sales $ 7,483,621 $ 5,963,362 $ 6,353,739 $ 6,490,265 $ 7,427,510 GAAP SG&A expenses 244,026$ 246,496$ 243,763$ 239,952$ 253,941$ Acquisition-related amortization of intangibles (6,184) (5,445) (5,408) (5,243) (5,063) Non-GAAP SG&A expenses 237,842$ 241,051$ 238,355$ 234,709$ 248,878$ GAAP SG&A percentage of net sales 3.26% 4.13% 3.84% 3.70% 3.42% Non- GAAP SG&A percentage of net sales 3.18% 4.04% 3.75% 3.62% 3.35% Selling, general and administrative ("SG&A") Three months ended SG&A

A - 2 Operating Income Q4 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,707,286$ 4,720,224$ 7,427,510$ GAAP operating income ⁽ ¹ ⁾ 39,316$ 66,728$ (2,927)$ 103,117$ Acquisition and integration expenses 7,496 6,473 13,969 Acquisition-related amortization of intangibles 580 4,483 5,063 Total non-GAAP operating income adjustments 8,076$ 10,956$ 19,032$ Non-GAAP operating income 47,392$ 77,684$ (2,927)$ 122,149$ GAAP operating margin 1.45% 1.41% 1.39% Non-GAAP operating margin 1.75% 1.65% 1.64% Three months ended January 31, 2017⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 3 Operating Income Q3 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,614,347$ 3,875,918$ 6,490,265$ GAAP operating income ⁽ ¹ ⁾ 32,414$ 34,008$ (3,550)$ 62,872$ Acquisition and integration expenses 9,456 3,559 13,015 Acquisition-related amortization of intangibles 580 4,663 5,243 Total non-GAAP operating income adjustments 10,036$ 8,222$ 18,258$ Non-GAAP operating income 42,450$ 42,230$ (3,550)$ 81,130$ GAAP operating margin 1.24% 0.88% 0.97% Non-GAAP operating margin 1.62% 1.09% 1.25% Three months ended October 31, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 4 Operating Income Q2 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,674,886$ 3,678,853$ 6,353,739$ GAAP operating income ⁽ ¹ ⁾ 41,241$ 35,927$ (3,813)$ 73,355$ Value added tax assessments (407) 1,456 1,049 Acquisition and integration expenses 1,046 936 1,982 Acquisition-related amortization of intangibles 580 4,828 5,408 LCD settlements and other, net (3,699) - (3,699) Total non-GAAP operating income adjustments (2,480)$ 7,220$ 4,740$ Non-GAAP operating income 38,761$ 43,147$ (3,813)$ 78,095$ GAAP operating margin 1.54% 0.98% 1.15% Non-GAAP operating margin 1.45% 1.17% 1.23% Three months ended July 31, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 5 Operating Income Q1 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,388,004$ 3,575,358$ 5,963,362$ GAAP operating income ⁽ ¹ ⁾ 31,275$ 24,940$ (3,657)$ 52,558$ LCD settlements and other, net (443) - (443) Acquisition-related amortization of intangibles 580 4,865 5,445 Total non-GAAP operating income adjustments 137$ 4,865$ 5,002$ Non-GAAP operating income 31,412$ 29,805$ (3,657)$ 57,560$ GAAP operating margin 1.31% 0.70% 0.88% Non-GAAP operating margin 1.32% 0.83% 0.97% Three months ended April 30, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 6 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,699,276$ 4,784,345$ 7,483,621$ GAAP operating income ⁽ ¹ ⁾ 73,609$ 75,084$ (3,491)$ 145,202$ LCD settlements and other, net (35,346) - (35,346) Value added tax assessments - 767 767 Acquisition-related amortization of intangibles 582 5,602 6,184 Total non-GAAP operating income adjustments (34,764)$ 6,369$ (28,395)$ Non-GAAP operating income 38,845$ 81,453$ (3,491)$ 116,807$ GAAP operating margin 2.73% 1.57% 1.94% Non-GAAP operating margin 1.44% 1.70% 1.56% Q4 FY16 - Three months ended January 31, 2016 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands) Operating Income Q4 FY16

A - 7 Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS GAAP Results $96,147 $2.72 $33,373 $0.94 $46,394 $1.31 $36,506 $1.03 $78,822 $2.22 LCD settlements and other, net (35,346) (1.00) (443) (0.01) (3,699) (0.10) - - - - Value added tax assessments 767 0.02 - - 1,386 0.04 - - - - Acquisition and integration expenses - - - - 1,982 0.05 13,015 0.37 13,969 0.39 Acquisition-related intangible assets amortization expense 6,184 0.18 5,445 0.15 5,408 0.15 5,243 0.15 5,063 0.14 Acquisition-related financing expenses - - - - - - 3,414 0.10 8,476 0.24 Income tax effect of the above adjustments 13,151 0.37 (1,333) (0.03) (1,178) (0.03) (7,277) (0.21) (6,864) (0.19) Reversal of deferred tax valuation allowances - - - - - - - - (12,455) (0.35) Non-GAAP results $80,903 $2.29 $37,042 $1.05 $50,293 $1.42 $50,901 $1.44 $87,011 $2.45 Three months ended, January 31, 2016 April 30, 2016 July 31, 2016 October 31, 2016 January 31, 2017 (In thousands, except per share data) Net Income and EPS

TTM Net Operating Profit After Tax Average Invested Capital – Average Cash TECD ROIC Formula: A - 8 January 31, 2014 January 31, 2015 January 31, 2016 January 31, 2017 Non-GAAP Net Operating Profit After Tax (NOPAT): Non-GAAP Operating Income $274,937 $307,985 $319,069 338,934$ Non-GAAP effective tax rate 31.5% 31.8% 28.5% 28.7% Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate)) $188,200 $210,172 $228,201 241,580$ Average Invested Capital: Short-term debt (5-qtr average) $66,601 $40,342 $16,539 157,496$ Long-term debt (5-qtr average) 351,689 351,967 350,394 407,275 Non-GAAP Shareholders' Equity (5-qtr average) 1,973,198 2,103,329 1,943,683 2,103,379 Total average capital 2,391,488 2,495,638 2,310,616 2,668,150 Less: Cash (5-qtr average) (459,011) (573,199) (597,715) (974,221) Average invested capital less average cash $1,932,477 $1,922,439 $1,712,901 1,693,929$ ROIC 10% 11% 13% 14% Twelve months ended * Trailing Twelve Months is abbreviated as TTM . Q1 FY15 Return on Invested Capital $ in thousands